UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                            WASHINGTON,  D.C.  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED): SEPTEMBER 14, 1998





                        NATIONSBANK  OF  DELAWARE,  N.A.
                        --------------------------------
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER) (ORIGINATOR OF THE NATIONSBANK CREDIT CARD MASTER TRUST)




     UNITED  STATES               33-69572               51-0313900
     --------------               --------               ----------
     (STATE  OR  OTHER            (COMMISSION  FILE      (I.R.S.  EMPLOYER
     JURISDICTION  OF             NUMBER)                IDENTIFICATION  NO.)
     INCORPORATION

                   BLUE  HEN  CORPORATE  CENTER,  ROUTE  113
                           DOVER,  DELAWARE  19901
                 (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
                 --------------------------------------------


     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (302)  672-4321

               EXHIBIT  INDEX  APPEARS  ON  PAGE  4

ITEM  5.     OTHER  EVENTS
             -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
             -------------------------------------------------------------------

          (C)     EXHIBITS

               99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $500,000,000  CLASS  A  6.0%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99B  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $31,915,000  CLASS  B  6.25%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1

               99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $51,137,000  CLASS  B  6.625%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1


               99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $756,000,000  CLASS  A  5.8375%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

               99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $58,500,000  CLASS  B  5.9675%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

                                  SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                     NATIONSBANK  OF  DELAWARE,  N.A.
                     --------------------------------
                                   (REGISTRANT)


DATED:September 28, 1998               BY:    /s/Beth A. Shapcott
      ------------------                      -------------------
                                       NAME:     BETH A. SHAPCOTT
                                       TITLE:    VICE  PRESIDENT
                                                 (DULY  AUTHORIZED  OFFICER)

                                                        SEQUENTIALLY
EXHIBIT                                                   NUMBERED
NUMBER                    EXHIBIT                           PAGE
------                    -------                           ----


99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             A  &  B
     $500,000,000  CLASS  A  6.0%  ASSET  BACKED          5  -  10
     CERTIFICATES,  SERIES  1993-2


99B  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             A  &  B
     $31,915,000  CLASS  B  6.25%  ASSET  BACKED          5  -  10
     CERTIFICATES,  SERIES  1993-2


99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             C,  D,  &  E
     $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED       11  -  16
     CERTIFICATES,  SERIES  1995-1


99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             C,  D,  &  E
     $51,137,000  CLASS  B  6.625%  ASSET  BACKED         11  -  16
     CERTIFICATES,  SERIES  1995-1


99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             F,  G,  &  H
     $756,000,000  CLASS  A  5.8375%  ASSET  BACKED       17  -  23
     CERTIFICATES,  SERIES  1996-1


99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --          EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST             F,  G,  &  H
     $58,500,000  CLASS  B  5.9675%  ASSET  BACKED        17  -  23
     CERTIFICATES,  SERIES  1996-1


                                  MONTHLY CERTIFICATEHOLDERS STATEMENT
                                      NATIONSBANK OF DELAWARE, N/A
                                  NATIONSBANK CREDIT CARD MASTER TRUST
                                             SERIES 1993-2
                                             -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as of December 1, 1993
     (as  amended  or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1993-2  Supplement, dated as of December 1, 1993 (the "Supplement" and, together with the  Pooling and Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank of New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders and  the  performance  of  the  Trust.  The  information  with  respect to  the  applicable Distribution  Date and  Due  Period  is  set  forth  below.


     Due Period                                                                            Aug-98
     Determination Date                                                                 08-Sep-98
     Transfer Date                                                                      14-Sep-98
     Distribution Date                                                                  15-Sep-98
     Amortization  Period?                                                      No
     Class  A  Accumulation  Period?                                            No
     Class  B  Accumulation  Period?                                            No
     Early  Amortization  Period?                                               No



A                             Receivables for Due Period
A(1)   Beginning Principal Receivables                                           3,522,572,935.89
       Beginning Finance Charge Receivables (excluding Interchange)                 37,599,655.71
       Beginning Discount Receivables                                                        0.00
                                                                                 -----------------
       Beginning Receivables                                                     3,560,172,591.60

A(2)   Removed Principal Receivables                                                         0.00
       Removed Finance Charge Receivables (excluding Interchange)                            0.00
       Removed Receivables                                                                   0.00

A(3)   Principal Receivables with respect to Additional Accounts                             0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                               0.00
                                                                                 -----------------
       Receivables with respect to Additional Accounts                                       0.00

A(4)   Principal Receivables billed                                                687,198,755.49
       Finance Charge Receivables billed (excluding Interchange)                    49,909,615.64
       Receivables billed                                                          737,108,371.13

A(5)   Discount Receivables Generated                                                        0.00

A(6)   Collections of Principal Receivables                                        643,315,020.08
       Collections of Finance Charge Receivables (excluding Interchange)            50,154,802.56
       Total Collections                                                           693,469,822.64

A(7)   Default Amount                                                               21,852,980.07

A(8)   Ending Principal Receivables                                              3,544,603,691.23
       Ending Finance Charge Receivables (excluding Interchange)                    37,354,468.79
       Ending Discount Receivables                                                           0.00
                                                                                 -----------------
       Ending Receivables                                                        3,581,958,160.02

A(9)   Beginning Aggregate Invested Amount                                       2,559,279,375.00
       Beginning Aggregate Invested Percentage                                              72.65%

A(10)  Beginning Transferor Amount                                                 963,293,560.89
       Net Change in Transferor Amount                                              22,030,755.34
       Ending Transferor Amount                                                    985,324,316.23
       Beginning Transferor Interest Percentage                                             27.35%

A(11)  Collections of Finance Charge Receivables allocable to Interchange            9,039,659.42

                                   Exhibit 99 A and B
                                     Page 5 of 23

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                               14,597
       60-89 Days Delinquent                                                                8,601
       90-119 Days Delinquent                                                               6,605
       120+ Days Delinquent                                                                 9,501

B(2)   Defaulted Accounts                                                                   5,261

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                        52,312,015.36
       60-89 Days Delinquent                                                        32,541,737.13
       90-119 Days Delinquent                                                       26,259,672.01
       120+ Days Delinquent                                                         40,064,647.93

B(4)   Default Amount                                                               17,394,021.37

C      Base Rate and Portfolio Yield

C(1)   Base Rate (Current Due Period)                                                        8.02%
       Base Rate (Prior Due Period)                                                          8.02%
       Base Rate (Two Due Periods Ago)                                                       8.02%
       Three Month Average Base Rate                                                         8.02%

C(2)   Portfolio Yield (Current Due Period)                                                 14.24%
       Portfolio Yield (Prior Due Period)                                                   14.65%
       Portfolio Yield (Two Due Periods Ago)                                                13.25%
       Three Month Average Portfolio Yield                                                  14.05%

D      Series 1993-2 Invested Amount

D(1)   Class A Initial Invested Amount                                             500,000,000.00
       Class B Initial Invested Amount                                              31,915,000.00
                                                                                 -----------------
       Initial Invested Amount                                                     531,915,000.00

D(2)   Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                 -----------------
       Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3)   Class A Invested Amount at the end of revolving period                    N/A
       Class B Invested Amount at the end of revolving period                    N/A
       Invested Amount at the end of revolving period                            N/A

D(4)   Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                     0.00
       Deposits to Principal Funding Account                                                 0.00
       Principal Funding Investment Proceeds                                                 0.00
       Withdrawals from Principal Funding Account                                            0.00
       Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                 -----------------
       Principal Funding Account Balance as of end of day on current                         0.00
       Distribution Date

D(5)   Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
       Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                 -----------------
       Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6)   Enhancement Initial Invested Amount                                                   0.00
       Enhancement Invested Amount                                                           0.00

D(7)   Floating Allocation Percentage                                                       15.10%

D(8)   Principal Allocation Percentage                                                      15.10%

                                   Exhibit 99 A and B
                                     Page 6 of  23

E      Servicing Fee Calculation

E(1)   Servicing Base Amount                                                       531,915,000.00

E(2)   Servicer Interchange                                                            332,446.88
       Class A Servicing Fee                                                           520,833.44
       Class B Servicing Fee                                                            33,244.69
                                                                                 -----------------
       Subtotal                                                                        886,525.01
       Investor Monthly Servicing Fee                                                  886,525.01
                                                                                 -----------------
       Shortfall of Servicer Interchange                                                     0.00

E(3)   Investor Default Amount                                                       2,626,497.23
E(4)   Monthly Cash Collateral Fee                                                       9,447.10

F      Reserve Account

F(1)   Reserve Account Balance as of end of day on preceding Distribution Date               0.00
       Deposits to Reserve Account                                                           0.00
       Interest earnings on Reserve Account                                                  0.00
       Withdrawals from Reserve Account                                                      0.00
                                                                                 -----------------
       Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2)   Required Reserve Account Amount                                                       0.00
F(3)   Available Reserve Account Amount                                                      0.00
F(4)   Reserve Draw Amount                                                                   0.00
F(5)   Reserve Account Surplus                                                               0.00
F(6)   Covered Amount                                                            N/A

G      Cash Collateral Account

G(1)   Initial Shared Collateral Amount                                             26,595,833.00
       Initial Class B Collateral Amount                                             5,319,167.00
                                                                                 -----------------
       Initial Cash Collateral Amount                                               31,915,000.00

G(2)   Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                            31,915,000.00
       Deposits to Cash Collateral Account                                                   0.00
       Withdrawals from Cash Collateral Account                                              0.00
                                                                                 -----------------
       Cash Collateral Account balance as of end of day on current                  31,915,000.00
       Distribution Date

G(3)   Cash Collateral Account Surplus                                                       0.00

G(4)   Available Shared Collateral Amount                                           26,595,833.00
       Available Cash Collateral Amount                                             31,915,000.00

G(5)   Required Draw Amount                                                                  0.00
       Interest Draw Amount                                                                  0.00
       Servicing Draw Amount                                                                 0.00
       Default Draw Amount                                                                   0.00
       Reimbursement Draw Amount/Special Draw Amount/Class
       A&B Principal Draw Amount                                                             0.00
                                                                                 -----------------
                                                                                             0.00
                                     Exhibit 99 A and B
                                        Page 7 of 23

H      Class A Available Funds

H(1)   Class A Floating Percentage                                                          94.00%

H(2)   Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
       Class A Finance Charge Collections (excluding Interchange)                    7,118,972.68
       Class A allocation of Servicer Interchange                                    1,283,089.26
       Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                 -----------------
       Class A Available Funds                                                       8,402,061.94

H(3)   Class A Monthly Interest                                                      2,500,000.00
                                                                                 -----------------
       Class A Interest Shortfall                                                            0.00

H(4)   Class A Additional Interest                                                           0.00
       Class A Servicing Fee                                                           520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,468,907.40

H(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                           2,500,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                             520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,468,907.40
                                                                                 -----------------
       Total Class A Excess Spread                                                   2,599,821.03

H(6)   Required Amount                                                                       0.00

I      Class B Available Funds

I(1)   Class B Floating Percentage                                                           6.00%

I(2)   Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
       Class B Finance Charge Collections (excluding Interchange)                      454,402.51
       Class B allocation of Servicer Interchange                                       81,899.31
       Reserve Draw Amount (if applicable to Class B)                                        0.00
       Class B Available Funds                                                         536,301.82

I(3)   Class B Monthly Interest                                                        166,223.96
                                                                                 -----------------
       Class B Interest Shortfall                                                            0.00

I(4)   Class B Additional Interest                                                           0.00
       Class B Servicing Fee                                                            33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81

I(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                             166,223.96
       Class B Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                              33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81
       Total Class B Excess Spread                                                     316,886.36

I(6)   Class B Investor Default Amount                                                 157,589.83

                                   Exhibit 99 A and B
                                     Page 8 of 23

J      Excess Spread and Excess Finance Charge Collections

J(1)   Total Excess Spread                                                           2,916,707.39
       Excess Finance Charge Collections allocated from other series                         0.00
                                                                                 -----------------
                                                                                     2,916,707.39

J(2)   Applied to Required Amount                                                            0.00
       Applied to Class A Investor Charge Offs                                               0.00
       Applied to Class B Monthly Interest & Additional Interest                             0.00
       Applied to Class B Servicing Fee                                                      0.00
       Applied to Class B Investor Default Amount                                      157,589.83
       Applied to Class B Invested Amount reductions                                         0.00
       Applied to Enhancement Invested Amount reductions                                     0.00
       Applied to Cash Collateral Account                                                    0.00
       Applied to Monthly Cash Collateral Fee                                            9,447.10
       Applied to Reserve Account                                                            0.00
       Applied to Cash Collateral Depositor                                                  0.00
                                                                                 -----------------
                                                                                     2,849,670.46

J(3)   Finance Charge Shortfall                                                              0.00

J(4)   Portion of Shared Collateral Amount applied to Required Amount                        0.00
       Portion of Reallocated Principal Collections applied to Required Amount               0.00

K      Principal Collections

K(1)   Available Principal Collections                                              97,140,568.03
       Excess Principal Collections with respect to other Series                             0.00
       Subtotal                                                                     97,140,568.03

K(2)   Class A Principal Percentage                                                         94.00%
       Class A Monthly Principal                                                             0.00

K(3)   Class B Principal Percentage                                                          6.00%
       Class B Monthly Principal                                                             0.00

K(4)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                                  0.00
       Distribution to Cash Collateral Depositor                                             0.00
       Excess Principal Collections                                                 97,140,568.03
       Principal Shortfall                                                                   0.00

K(5)   Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6)   Amount by which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L      Accumulation Period

L(1)   Controlled Accumulation Amount (Class A)                                  N/A
       Deficit Controlled Accumulation Amount (Class A)                          N/A
       Controlled Deposit Amount (Class A)                                                   0.00

L(2)   Controlled Accumulation Amount (Class B)                                  N/A
       Deficit Controlled Accumulation Amount (Class B)                          N/A
       Controlled Deposit Amount (Class B)                                                   0.00

                                      Exhibit 99 A and B
                                         Page 9 of 23

M      Investor Charge Offs

M(1)   Class A Investor Charge Offs                                                          0.00
       Class B Investor Charge Offs                                                          0.00

M(2)   The amount of reimbursed Class A Investor Charge Offs                                 0.00
       The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3)   The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                               0.00
       Class B                                                                               0.00

N      Distributions to Class A Certificateholders
       (per $1,000 original principal amount)

N(1)   Total distribution to Class A Certificateholders                                      5.00
       Amount with respect to interest                                                       5.00
       Amount with respect to principal                                                      0.00
N(2)   Class A Investor Charge Offs                                                          0.00
N(3)   The amount of reimbursed Class A Investor Charge Offs                                 0.00

O      Distributions to Class B Certificateholders
       (per $1,000 original principal amount)

O(1)   Total distribution to Class B Certificateholders                                      5.21
       Amount with respect to interest                                                       5.21
       Amount with respect to principal                                                      0.00
O(2)   Class B Investor Charge Offs                                                          0.00
O(3)   The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



     By:  /s/Beth A. Shapcott
          -------------------
     Name:   Beth A. Shapcott
     Title:  Vice  President


                                           Exhibit 99 A and B
                                              Page 10 of 23

                                 MONTHLY CERTIFICATEHOLDERS STATEMENT
                                    NATIONSBANK OF DELAWARE, N.A.
                                 NATIONSBANK CREDIT CARD MASTER TRUST
                                            SERIES 1995-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement, dated as of December 1, 1993
     (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1995-1  Supplement, dated as of August 8, 1995 (the "Supplement" and, together with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank of
     Delaware, N.A.  as  Transferor  and  Servicer,  and The Bank of New York, as Trustee, the
     Servicer is required  to  prepare  certain  information  each  month  regarding distributions  to Certificateholders and  the  performance  of  the  Trust.  The information  with  respect  to  the applicable Distribution  Date and  Due  Period  is set forth  below.

     Due Period                                                                          Aug-98
     Determination Date                                                               08-Sep-98
     Transfer Date                                                                    14-Sep-98
     Distribution Date                                                                15-Sep-98
     Amortization Period?                                                                    No
     Class A Accumulation Period?                                                            No
     Class B Accumulation Period?                                                            No
     Early Amortization Period?                                                              No




A      Receivables for Due Period
A(1)   Beginning Principal Receivables                                         3,522,572,935.89
       Beginning Finance Charge Receivables (excluding Interchange)               37,599,655.71
       Beginning Discount Receivables                                                      0.00
                                                                               -----------------
       Beginning Receivables                                                   3,560,172,591.60

A(2)   Removed Principal Receivables                                                       0.00
       Removed Finance Charge Receivables (excluding Interchange)                          0.00
                                                                               -----------------
       Removed Receivables                                                                 0.00

A(3)   Principal Receivables with respect to Additional Accounts                           0.00
       Finance Charge Receivables with respect to Additional Accounts                      0.00
                                                                               -----------------
       (excluding Interchange)                                                             0.00
       Receivables with respect to Additional Accounts

A(4)   Principal Receivables billed                                              687,198,755.49
       Finance Charge Receivables billed (excluding Interchange)                  49,909,615.64
                                                                               -----------------
       Receivables billed                                                        737,108,371.13

A(5)   Discount Receivables Generated                                                      0.00

A(6)   Collections of Principal Receivables                                      643,315,020.08
       Collections of Finance Charge Receivables (excluding Interchange)          50,154,802.56
                                                                               -----------------
       Total Collections                                                         693,469,822.64

A(7)   Default Amount (excluding Recoveries)                                      21,852,980.07

A(8)   Ending Principal Receivables                                            3,544,603,691.23
       Ending Finance Charge Receivables (excluding Interchange)                  37,354,468.79
       Ending Discount Receivables                                                         0.00
       Ending Receivables                                                      3,581,958,160.02

A(9)   Beginning Aggregate Invested Amount                                     2,559,279,375.00
       Beginning Aggregate Invested Percentage                                            72.65%

A(10)  Beginning Transferor Amount                                               963,293,560.89
       Net Change in Transferor Amount                                            22,030,755.34
       Ending Transferor Amount                                                  985,324,316.23
       Beginning Transferor Interest Percentage                                           27.35%

A(11)  Collections of Finance Charge Receivables allocable to Interchange          9,039,659.42


                                   Exhibit 99 C, D and E
                                      Page 11 of 23

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                             14,597
       60-89 Days Delinquent                                                              8,601
       90-119 Days Delinquent                                                             6,605
       120+ Days Delinquent                                                               9,501

B(2)   Defaulted Accounts                                                                 5,261

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                      52,312,015.36
       60-89 Days Delinquent                                                      32,541,737.13
       90-119 Days Delinquent                                                     26,259,672.01
       120+ Days Delinquent                                                       40,064,647.93

B(4)   Default Amount                                                             17,394,021.37

C      Base Rate and Portfolio Yield

C(1)   Base Rate (Current Due Period)                                                      8.42%
       Base Rate (Prior Due Period)                                                        8.49%
       Base Rate (Two Due Periods Ago)                                                     8.44%
       Three Month Average Base Rate                                                       8.45%

C(2)   Portfolio Yield (Current Due Period)                                               14.27%
       Portfolio Yield (Prior Due Period)                                                 14.71%
       Portfolio Yield (Two Due Periods Ago)                                              13.30%
       Three Month Average Portfolio Yield                                                14.09%

D      Series 1995-1 Invested Amount

D(1)   Class A Initial Invested Amount                                         1,000,000,000.00
       Class B Initial Invested Amount                                            51,137,000.00
       Collateral Initial Indebtedness Amount                                     85,228,000.00
       Initial Invested Amount                                                 1,136,365,000.00

D(2)   Class A Investor Amount as of the beginning of the Due Period           1,000,000,000.00
       Class B Investor Amount as of the beginning of the Due Period              51,137,000.00
                                                                               -----------------
       Investor Amount                                                         1,136,364,375.00

D(3)   Class A Invested Amount at the end of revolving period                  N/A
       Class B Invested Amount at the end of revolving period                  N/A
       Collateral Indebtedness Amount at the end of revolving period           N/A
       Invested Amount at the end of revolving period                          N/A

D(4)   Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Principal Funding Account                                               0.00
       Principal Funding Investment Proceeds                                               0.00
       Withdrawals from Principal Funding Account                                          0.00
       Allocation of Principal Funding Investment Proceeds                                 0.00
       Principal Funding Account Balance as of end of day on current                       0.00
       Distribution Date

D(5)   Class A Invested Amount as of the beginning of the Due Period           1,000,000,000.00
       Class B Invested Amount as of the beginning of the Due Period              51,137,000.00
       Collateral Indebtedness Amount as of the beginning of the Due Period       85,227,375.00
       Invested Amount as of the beginning of the Due Period                   1,136,364,375.00

D(6)   Required Enhancement Amount                                                85,227,328.10
       Enhancement Surplus                                                                46.90
       Available Enhancement Amount                                               85,227,328.10

D(7)   Floating Allocation Percentage                                                     32.26%

D(8)   Fixed Allocation Percentage                                             N/A

                                    Exhibit 99 C, D and E
                                       Page 12 of 23
E      Servicing Fee Calculation
E(1)   Servicing Base Amount                                                   1,136,364,375.00

E(2)   Servicer Interchange                                                          710,227.74
       Class A Servicing Fee                                                       1,041,666.67
       Class B Servicing Fee                                                          53,267.71
       Collateral Servicing Fee                                                       88,778.52
                                                                               -----------------
       Subtotal                                                                    1,893,940.64
       Investor Monthly Servicing Fee                                              1,893,940.64
                                                                               -----------------
       Shortfall of Servicer Interchange                                                   0.00

E(3)   Investor Default Amount                                                     5,611,311.29


F      Reserve Account

F(1)   Reserve Account Balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Reserve Account                                                         0.00
       Interest earnings on Reserve Account                                                0.00
       Withdrawals from Reserve Account                                                    0.00
       Reserve Account Balance as of end of day on current                                 0.00
       Distribution Date

F(2)   Required Reserve Account Amount                                                     0.00
F(3)   Available Reserve Account Amount                                                    0.00
F(4)   Reserve Draw Amount                                                                 0.00
F(5)   Reserve Account Surplus                                                             0.00
F(6)   Covered Amount                                                          N/A

G      Cash Collateral Account

G(1)   Initial Cash Collateral Amount                                                      0.00

G(2)   Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                    0.00
       Investment Earnings on Cash Collateral Account                                 28,019.00
       Withdrawals from Cash Collateral Account                                       28,019.00
                                                                               -----------------
       Cash Collateral Account balance as of end of day on current                         0.00
       Distribution Date

G(3)   Cash Enhancement Surplus                                                            0.00

G(4)   Available Cash Collateral Amount                                                    0.00
       Required Cash Collateral Amount                                                     0.00
       Required Cash Collateral Percentage                                                 0.00%

G(5)   Required Draw Amount                                                                0.00

H      Class A Available Funds                                                            28.39%

H(1)   Class A Floating Percentage

H(2)   Principal Funding Investment Proceeds (if applicable to Class A)                    0.00
       Cash Collateral Account Investment Proceeds                                    24,657.77
       Class A Finance Charge Collections (excluding Interchange)                 14,238,948.45
       Class A allocation of Servicer Interchange                                  2,566,359.31
       Reserve Draw Amount (if applicable to Class A)                                      0.00
       Class A Available Funds                                                    16,829,965.53

H(3)   Class A Monthly Interest                                                    5,375,000.00
       Class A Interest Shortfall                                                          0.00

H(4)   Class A Additional Interest                                                         0.00
       Class A Servicing Fee                                                       1,041,666.67
       Class A allocation of Servicer Interchange                                    625,000.00
       Class A Investor Default Amount                                             4,938,162.67

                                   Exhibit 99 C, D and E
                                       Page 13 of 23

H(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                         5,375,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                         1,041,666.67
       Class A allocation of Servicer Interchange                                    625,000.00
       Class A Investor Default Amount                                             4,938,162.67
       Total Class A Excess Spread                                                 4,850,136.19
H(6)   Class A Required Amount                                                             0.00


I      Class B Available Funds

I(1)   Class B Floating Percentage                                                         1.45%

I(2)   Principal Funding Investment Proceeds (if applicable to Class B)                    0.00
       Cash Collateral Account Investment Proceeds                                     1,259.38
       Class B Finance Charge Collections (excluding Interchange)                    727,244.64
       Class B allocation of Servicer Interchange                                    131,075.06
       Reserve Draw Amount (if applicable to Class B)                                      0.00
       Class B Available Funds                                                       859,579.08

I(3)   Class B Monthly Interest                                                      282,318.85
       Class B Interest Shortfall                                                          0.00

I(4)   Class B Additional Interest                                                         0.00
       Class B Servicing Fee                                                          53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63

I(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                           282,318.85
       Class B Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                            53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63
       Total Class B Excess Spread                                                   492,031.89

I(6)   Class B Investor Default Amount                                               252,213.31

       Class B Required Amount                                                             0.00


J      Collateral Available Funds

J(1)   Collateral Floating Percentage                                                      2.42%

J(2)   Collateral Finance Charge Collections                                       1,213,746.22
       Collateral Allocation of Cash Collateral Account Investment Proceeds            2,101.85
       Collateral allocation of Servicer Interchange                                 218,759.76
       Collateral Available Funds                                                  1,434,607.83

J(3)   Collateral Monthly Interest                                                   426,521.58
       Collateral Interest Shortfall                                                       0.00

J(4)   Collateral Additional Interest                                                      0.00
       Collateral Servicing Fee                                                       88,778.52
       Collateral allocation of Servicer Interchange                                  53,267.11

J(5)   Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due                           88,778.52
       but not distributed
       Collateral allocation of Servicer Interchange                                  53,267.11
       Total Collateral Excess Spread                                              1,292,562.20

J(6)   Collateral Investor Default Amount                                            420,935.32

J(7)   Collateral Required Amount                                                          0.00

                                   Exhibit 99 C, D and E
                                       Page 14 of 23

K      Excess Spread and Excess Finance Charge Collections

K(1)   Total Excess Spread                                                         6,634,730.28
       Excess Finance Charge Collections allocated from other series                       0.00
       Subtotal                                                                    6,634,730.28

K(2)   Applied to Class A Monthly Interest & Additional Interest                           0.00
       Applied to Class A Servicing Fee                                                    0.00
       Applied to Class A Investor Default Amount                                          0.00
       Applied to Class A Investor Charge Offs                                             0.00
       Applied to Class B Monthly Interest & Additional Interest                           0.00
       Applied to Class B Servicing Fee                                                    0.00
       Applied to Class B Investor Default Amount                                    252,213.31
       Applied to Class B Invested Amount reductions                                       0.00
       Applied to Collateral Servicing Fee                                                 0.00
       Applied to Collateral Monthly Interest & Additional Interest                  426,521.58
       Applied to Collateral Default Amount                                          420,935.32
       Applied to Collateral Indebtedness Amount reductions                                0.00
       Applied to Cash Collateral Account                                                  0.00
       Applied to Other Amount Due to Collateral Indebtedness Holder                       0.00
       Applied to Reserve Account                                                          0.00
       Applied to Cash Collateral Depositor                                                0.00
                                                                               -----------------
       Total Excess Finance Charge Collections                                     5,535,060.07


K(3)   Finance Charge Shortfall                                                            0.00

K(4)   Portion of Reallocated Principal Collections applied to                             0.00
       Required Amount

L      Principal Collections

L(1)   Collections of Principal Receivables allocable to Series 1995-1           207,533,425.48
       Excess Principal Collections with respect to other Series                           0.00
       Subtotal                                                                  207,533,425.48

L(2)   Class A Fixed Percentage                                                N/A
       Class A Monthly Principal                                                           0.00

L(3)   Class B Fixed Percentage                                                N/A
       Class B Monthly Principal                                                           0.00

L(4)   Collateral Fixed Percentage                                             N/A
       Collateral Monthly Principal                                                        0.00


L(5)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                                0.00
       Distribution to Collateral Indebtedness Holder                                      0.00
       Excess Principal Collections                                              207,533,425.48
       Principal Shortfall                                                                 0.00

L(6)   Class B Subordinated Principal Collections                                  9,580,281.10
       Collateral Subordinated Principal Collections                              15,989,158.80
                                                                               -----------------
       Total Subordinated Principal Collections                                   25,569,439.90

L(7)   Reallocated Principal Collections pursuant to Section 4.9(a)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                        0.00
                                                                               -----------------
       Total Reallocated Principal Collections                                             0.00

                                   Exhibit 99 C, D and E
                                       Page 15 of 23
M      Accumulation Period

M(1)   Controlled Accumulation Amount (Class A)                                N/A
       Deficit Controlled Accumulation Amount (Class A)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class A)                                                 0.00

M(2)   Controlled Accumulation Amount (Class B)                                N/A
       Deficit Controlled Accumulation Amount (Class B)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class B)                                                 0.00

M(3)   Accumulation Period Factor                                                          1.00
       Monthly Payment Rate                                                             18.2626%
       Required Accumulation Factor Number                                                12.00
       Accumulation Period Length                                              N/A


N      Investor Charge Offs

N(1)   Class A Investor Charge Offs                                                        0.00
       Class B Investor Charge Offs                                                        0.00

N(2)   The amount of reimbursed Class A Investor Charge Offs                               0.00
       The amount of reimbursed Class B Investor Charge Offs                               0.00

N(3)   The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                             0.00
       Class B                                                                             0.00

O Distributions to Class A Certificateholders (per $1,000 original principal amount)

O(1)   Total distribution to Class A Certificateholders                                    5.38
       Amount with respect to interest                                                     5.38
       Amount with respect to principal                                                    0.00
O(2)   Class A Investor Charge Offs                                                        0.00
O(3)   The amount of reimbursed Class A Investor Charge Offs                               0.00

P Distributions to Class B Certificateholders (per $1,000 original principal amount)

P(1)   Total distribution to Class B Certificateholders                                    5.52
       Amount with respect to interest                                                     5.52
       Amount with respect to principal                                                    0.00
P(2)   Class B Investor Charge Offs                                                        0.00
P(3)   The amount of reimbursed Class B Investor Charge Offs                               0.00

Q Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

Q(1)   Total distribution to Collateral Indebtednness Holders                              5.00
       Amount with respect to interest                                                     5.00
       Amount with respect to principal                                                    0.00
Q(2)   Collateral Investor Charge Offs                                                     0.00
Q(3)   The amount of reimbursed Collateral Investor Charge Offs                            0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer


     By:   /s/Beth A. Shapcott
          --------------------
     Name:    Beth A. Shapcott
     Title:   Vice  President

                                        Exhibit 99 C, D and E
                                            Page 16 of 23


                                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                                         NATIONSBANK OF DELAWARE, N.A.
                                      NATIONSBANK CREDIT CARD MASTER TRUST
                                                 SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (as  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  as  supplemented by the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each month regarding distributions to Certificateholders and  the  performance of the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.

     Due Period                                                                                     Aug-98
     Determination Date                                                                          08-Sep-98
     Transfer Date                                                                               14-Sep-98
     Distribution Date                                                                           15-Sep-98
     Interest Period                                                                     6/15/98 - 9/14/98
     Interest Payment Date                                                                      15-Sept-98
     Amortization Period?                                                                               No
     Class A Accumulation Period?                                                                       No
     Class B Accumulation Period?                                                                       No
     Early Amortization Period?                                                                         No




A      Receivables for Due Period
A(1)   Beginning Principal Receivables                                                   3,522,572,935.89
       Beginning Finance Charge Receivables (excluding Interchange)                         37,599,655.71
       Beginning Discount Receivables                                                                0.00
                                                                                         -----------------
       Beginning Receivables                                                             3,560,172,591.60

A(2)   Removed Principal Receivables                                                                 0.00
       Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                         -----------------
       Removed Receivables                                                                           0.00

A(3)   Principal Receivables with respect to Additional Accounts                                     0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                                       0.00
                                                                                         -----------------
       Receivables with respect to Additional Accounts                                               0.00

A(4)   Principal Receivables billed                                                        687,198,755.49
       Finance Charge Receivables billed (excluding Interchange)                            49,909,615.64
                                                                                         -----------------
       Receivables billed                                                                  737,108,371.13

A(5)   Discount Receivables Generated                                                                0.00

A(6)   Collections of Principal Receivables                                                643,315,020.08
       Collections of Finance Charge Receivables (excluding Interchange)                    50,154,802.56
                                                                                         -----------------
       Total Collections                                                                   693,469,822.64

A(7)   Default Amount (excluding Recoveries)                                                21,852,980.07

A(8)   Ending Principal Receivables                                                      3,544,603,691.23
       Ending Finance Charge Receivables (excluding Interchange)                            37,354,468.79
       Ending Discount Receivables                                                                   0.00
                                                                                         -----------------
       Ending Receivables                                                                3,581,958,160.02

A(9)   Beginning Aggregate Invested Amount                                               2,559,279,375.00
       Beginning Aggregate Invested Percentage                                                      72.65%

A(10)  Beginning Transferor Amount                                                         963,293,560.89
       Net Change in Transferor Amount                                                      22,030,755.34
       Ending Transferor Amount                                                            985,324,316.23
       Beginning Transferor Interest Percentage                                                     27.35%

A(11)  Collections of Finance Charge Receivables allocable to Interchange                    9,039,659.42

                                     Exhibit 99 F, G and H
                                         Page 17 of 23

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                                       14,597
       60-89 Days Delinquent                                                                        8,601
       90-119 Days Delinquent                                                                       6,605
       120+ Days Delinquent                                                                         9,501

B(2)   Defaulted Accounts                                                                           5,261

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                                52,312,015.36
       60-89 Days Delinquent                                                                32,541,737.13
       90-119 Days Delinquent                                                               26,259,672.01
       120+ Days Delinquent                                                                 40,064,647.93

B(4)   Default Amount                                                                       17,394,021.37

C      Base Rate and Portfolio Yield

C(1)   Base Rate (Current Due Period)                                                                7.68%
       Base Rate (Prior Due Period)                                                                  8.47%
       Base Rate (Two Due Periods Ago)                                                               7.88%
       Three Month Average Base Rate                                                                 8.01%

C(2)   Portfolio Yield (Current Due Period)                                                         14.33%
       Portfolio Yield (Prior Due Period)                                                           14.74%
       Portfolio Yield (Two Due Periods Ago)                                                        13.35%
       Three Month Average Portfolio Yield                                                          14.14%

D      Series 1996-1 Invested Amount

D(1)   Class A Initial Invested Amount                                                     756,000,000.00
       Class B Initial Invested Amount                                                      58,500,000.00
       Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                         -----------------
       Initial Invested Amount                                                             900,000,000.00

D(2)   Class A Investor Amount as of the beginning of the Due Period                       756,000,000.00
       Class B Investor Amount as of the beginning of the Due Period                        58,500,000.00
                                                                                         -----------------
       Investor Amount                                                                     891,000,000.00

D(3)   Class A Invested Amount at the end of revolving period                            N/A
       Class B Invested Amount at the end of revolving period                            N/A
       Collateral Indebtedness Amount at the end of revolving period                     N/A
                                                                                         -----------------
       Invested Amount at the end of revolving period                                    N/A

D(4)   Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                             0.00
       Deposits to Principal Funding Account                                                         0.00
       Principal Funding Investment Proceeds                                                         0.00
       Withdrawals from Principal Funding Account                                                    0.00
       Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                         -----------------
       Principal Funding Account Balance as of end of day on current Distribution Date               0.00

D(5)   Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
       Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                         -----------------
       Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6)   Required Enhancement Amount                                                          84,645,000.00
       Enhancement Surplus                                                                     855,000.00
       Available Enhancement Amount                                                         84,645,000.00

D(7)   Floating Allocation Percentage                                                               25.29%

D(8)   Fixed Allocation Percentage                                                       N/A

                                      Exhibit 99 F, G and H
                                          Page 18 of 23

E      Servicing Fee Calculation

E(1)   Servicing Base Amount                                                               891,000,000.00

E(2)   Servicer Interchange                                                                    556,875.00
       Class A Servicing Fee                                                                   787,500.00
       Class B Servicing Fee                                                                    60,937.50
       Collateral Servicing Fee                                                                 79,687.50
                                                                                         -----------------
       Subtotal                                                                              1,485,000.00
       Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                         -----------------
       Shortfall of Servicer Interchange                                                             0.00

E(3)   Investor Default Amount                                                               4,398,948.00
E(4)

F      Reserve Account

F(1)   Reserve Account Balance as of end of day on preceding Distribution Date                       0.00
       Deposits to Reserve Account                                                                   0.00
       Interest earnings on Reserve Account                                                          0.00
       Withdrawals from Reserve Account                                                              0.00
                                                                                         -----------------
       Reserve Account Balance as of end of day on current Distribution Date                         0.00

F(2)   Required Reserve Account Amount                                                               0.00
F(3)   Available Reserve Account Amount                                                              0.00
F(4)   Reserve Draw Amount                                                                           0.00
F(5)   Reserve Account Surplus                                                                       0.00
F(6)   Covered Amount                                                                    N/A

G      Cash Collateral Account

G(1)   Initial Cash Collateral Amount                                                                0.00

G(2)   Cash Collateral Account balance as of end of day on preceding Distribution Date       9,000,000.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
       Investment Earnings on Cash Collateral Account                                           42,984.75
       Withdrawals from Cash Collateral Account                                                 42,984.75
                                                                                         -----------------
       Cash Collateral Account balance as of end of day on current                           9,000,000.00
       Distribution Date

G(3)   Cash Enhancement Surplus                                                                      0.00

G(4)   Available Cash Collateral Amount                                                      9,000,000.00
       Required Cash Collateral Amount                                                       9,000,000.00
       Required Cash Collateral Percentage                                                           1.00%

G(5)   Required Draw Amount                                                                          0.00


H      Interest Funding Account

H(1)   Interest Funding Account balance as of end of day on preceding
       Distribution Date                                                                     8,333,935.32
       Deposits to Interest Funding Account                                                  3,836,255.94
       Interest Funding Investment Proceeds                                                     29,035.83
       Withdrawals from Interest Funding Account                                           (12,199,227.09)
                                                                                         -----------------
       Interest Funding Account balance as of end of day on current                                     -
       Distribution Date

                                     Exhibit 99 F, G and H
                                        Page 19 of 23

I      Class A Available Funds

I(1)   Class A Floating Percentage                                                                  21.46%

I(2)   Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
       Cash Collateral Account Investment Proceeds                                              36,475.02
       Interest Funding Account Investment Proceeds                                             24,638.55
       Class A Finance Charge Collections (excluding Interchange)                           10,763,220.63
       Class A allocation of Servicer Interchange                                            1,939,910.91
       Reserve Draw Amount (if applicable to Class A)                                                0.00
                                                                                         -----------------
       Class A Available Funds                                                              12,764,245.11

I(3)   Class A Monthly Interest                                                              3,555,037.50
                                                                                         -----------------
       Class A Interest Shortfall                                                                    0.00

I(4)   Class A Additional Interest                                                                   0.00
       Class A Servicing Fee                                                                   787,500.00
       Class A allocation of Servicer Interchange                                              472,500.00
       Class A Investor Default Amount                                                       3,732,757.00

I(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due but not distributed              3,555,037.50
       Class A Additional Interest plus amounts previously due but not distributed                   0.00
       Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
       Class A allocation of Servicer Interchange                                              472,500.00
       Class A Investor Default Amount                                                       3,732,757.00
                                                                                         -----------------
       Total Class A Excess Spread                                                           4,216,450.61

I(6)   Class A Required Amount                                                                       0.00



J      Class B Available Funds

J(1)   Class B Floating Percentage                                                                   1.66%

J(2)   Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
       Cash Collateral Account Investment Proceeds                                               2,821.46
       Interest Funding Account Investment Proceeds                                              1,905.87
       Class B Finance Charge Collections (excluding Interchange)                              832,569.72
       Class B allocation of Servicer Interchange                                              150,058.35
       Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                         -----------------
       Class B Available Funds                                                                 987,355.40

J(3)   Class B Monthly Interest                                                                281,218.44
                                                                                         -----------------
       Class B Interest Shortfall                                                                    0.00

J(4)   Class B Additional Interest                                                                   0.00
       Class B Servicing Fee                                                                    60,937.50
       Class B allocation of Servicer Interchange                                               36,562.50

J(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due but not distributed                281,218.44
       Class B Additional Interest plus amounts previously due but not distributed                   0.00
       Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
       Class B allocation of Servicer Interchange                                               36,562.50
                                                                                         -----------------
       Total Class B Excess Spread                                                             608,636.96

J(6)   Class B Investor Default Amount                                                         288,740.75

       Class B Required Amount                                                                       0.00

                                            Exhibit 99 F, G and H
                                               Page 20 of 23
K      Collateral Available Funds

K(1)   Collateral Floating Percentage                                                                2.17%

K(2)   Collateral Finance Charge Collections                                                 1,088,359.22
       Collateral allocation of Interest Funding Account Proceeds                                2,491.41
       Collateral allocation of Servicer Interchange                                           196,160.61
       Collateral allocation of Cash Collateral Account Investment Proceeds                      3,688.29
                                                                                         -----------------
       Collateral Available Funds                                                            1,290,699.53

K(3)   Collateral Monthly Interest                                                             384,578.82
                                                                                         -----------------
       Collateral Interest Shortfall                                                                 0.00

K(4)   Collateral Additional Interest                                                                0.00
       Collateral Servicing Fee                                                                 79,687.50
       Collateral allocation of Servicer Interchange                                            47,812.50

K(5)   Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
       Collateral allocation of Servicer Interchange                                            47,812.50
                                                                                         -----------------
       Total Collateral Excess Spread                                                        1,163,199.53

K(6)   Collateral Investor Default Amount                                                      377,450.26

K(7)   Collateral Required Amount                                                                    0.00



L      Excess Spread and Excess Finance Charge Collections

L(1)   Total Excess Spread                                                                   5,988,287.10
       Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                         -----------------
       Subtotal                                                                              5,988,287.10

L(2)   Applied to Class A Monthly Interest & Additional Interest                                     0.00
       Applied to Class A Servicing Fee                                                              0.00
       Applied to Class A Investor Default Amount                                                    0.00
       Applied to Class A Investor Charge Offs                                                       0.00
       Applied to Class B Monthly Interest & Additional Interest                                     0.00
       Applied to Class B Servicing Fee                                                              0.00
       Applied to Class B Investor Default Amount                                              288,740.75
       Applied to Class B Invested Amount reductions                                                 0.00
       Applied to Collateral Servicing Fee                                                           0.00
       Applied to Collateral Monthly Interest & Additional Interest                            384,578.82
       Applied to Collateral Default Amount                                                    377,450.26
       Applied to Collateral Indebtedness Amount reductions                                          0.00
       Applied to Cash Collateral Account                                                            0.00
       Applied to Other Amount Due to Collateral Indebtedness Holder                                 0.00
       Applied to Reserve Account                                                                    0.00
       Applied to Cash Collateral Depositor                                                          0.00
                                                                                         -----------------
       Total Excess Finance Charge Collections                                               4,937,517.27


L(3)   Finance Charge Shortfall                                                                      0.00

L(4)   Portion of Reallocated Principal Collections applied to Required Amount                       0.00

                                    Exhibit 99 F, G and H
                                       Page 21 of 23
M      Principal Collections

M(1)   Collections of Principal Receivables allocable to Series 1996-1                     162,694,368.58
       Excess Principal Collections with respect to other Series                                     0.00
                                                                                         -----------------
       Subtotal                                                                            162,694,368.58

M(2)   Class A Fixed Percentage                                                          N/A
       Class A Monthly Principal                                                                     0.00

M(3)   Class B Fixed Percentage                                                          N/A
       Class B Monthly Principal                                                                     0.00

M(4)   Collateral Fixed Percentage                                                       N/A
       Collateral Monthly Principal                                                                  0.00


M(5)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                                          0.00
       Distribution to Collateral Indebtedness Holder                                                0.00
       Excess Principal Collections                                                        162,694,368.58
       Principal Shortfall                                                                           0.00

M(6)   Class B Subordinated Principal Collections                                           10,967,770.09
       Collateral Subordinated Principal Collections                                        14,337,386.20
                                                                                         -----------------
       Total Subordinated Principal Collections                                             25,305,156.29

M(7)   Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                         -----------------
       Total Reallocated Principal Collections                                                       0.00



N      Accumulation Period

N(1)   Controlled Accumulation Amount (Class A)                                          N/A
       Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class A)                                                           0.00

N(2)   Controlled Accumulation Amount (Class B)                                          N/A
       Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class B)                                                           0.00

N(3)   Accumulation Period Factor                                                                    1.00
       Monthly Payment Rate                                                                       18.2626%
       Required Accumulation Factor Number                                                          12.00
       Accumulation Period Length                                                        N/A

                                          Exhibit 99 F, G and H
                                             Page 22 of 23


O      Investor Charge Offs

O(1)   Class A Investor Charge Offs                                                                  0.00
       Class B Investor Charge Offs                                                                  0.00

O(2)   The amount of reimbursed Class A Investor Charge Offs                                         0.00
       The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3)   The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
       Class A                                                                                       0.00
       Class B                                                                                       0.00

P Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1)   Total distribution to Class A Certificateholders                                              4.70
       Amount with respect to interest                                                               4.70
       Amount with respect to principal                                                              0.00
P(2)   Class A Investor Charge Offs                                                                  0.00
P(3)   The amount of reimbursed Class A Investor Charge Offs                                         0.00

Q Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1)   Total distribution to Class B Certificateholders                                              4.81
       Amount with respect to interest                                                               4.81
       Amount with respect to principal                                                              0.00
Q(2)   Class B Investor Charge Offs                                                                  0.00
Q(3)   The amount of reimbursed Class B Investor Charge Offs                                         0.00

R Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1)   Total distribution to Collateral Indebtednness Holders                                        4.50
       Amount with respect to interest                                                               4.50
       Amount with respect to principal                                                              0.00
R(2)   Collateral Investor Charge Offs                                                               0.00
R(3)   The amount of reimbursed Collateral Investor Charge Offs                                      0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer


     By: /s/Beth A. Shapcott
         -------------------
     Name:  Beth A. Shapcott
     Title: Vice  President


                                             Exhibit 99 F, G and H
                                                 Page 23 of 23

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